================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 29, 2005


STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
--------------------------------------------------------------------------------------------------------------------
                                (Exact name of registrant as specified in its charter)


           Delaware                                 333-120916                                   30-0183252
-------------------------------               ------------------------                   ---------------------------
 (State or Other Jurisdiction                       (Commission                               (I.R.S. Employer
      of Incorporation)                            File Number)                             Identification No.)

     383 Madison Avenue                                                                            10179
     New York, New York
-------------------------------                                                          ---------------------------
    (Address of Principal                                                                        (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000.

================================================================================

Item 8.01.  Other Events.
            ------------

         On or about July 29, 2005, the Registrant will cause the issuance and sale of approximately $889,241,150 initial principal amount of Structured Asset Mortgage Investments II Trust 2005-AR4 Mortgage Pass-Through Certificates, Series 2005-AR4 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2005, among the Registrant as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, N.A., as trustee.

         In connection with the sale of the Series 2005-AR4 Class A-1, Class A-2, Class A-3, Class A-4, Class X-1, Class X-2, Class M-X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class R-I, Class R-II, Class R-III, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-120916, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------


         (a)      Financial Statements.
                  ---------------------

         Not applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------
         Not applicable.

         (c)      Exhibits
                  --------

                                      ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                              DESCRIPTION
      -----------                      -----------                              -----------
           1                               99                    Computational  Materials -- Computational Materials
                                                                 (as defined in Item 5) that have been  provided by
                                                                 the Underwriter to certain prospective  purchasers
                                                                 of Structured Asset Mortgage  Investments II Trust
                                                                 2005-AR4   Mortgage   Pass-Through   Certificates,
                                                                 Series 2005-AR4 .

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.


By:    /s/ Baron Silverstein
       ------------------------
       Name:  Baron Silverstein
       Title:    Vice President

Dated:  August 4, 2005

                                  EXHIBIT INDEX


                    Item 601(a) of        Sequentially
                    Regulation S-K        Numbered
Exhibit Number      Exhibit No.           Description                    Page
--------------      --------------        -----------------------        ----

1                   99                    Computational Materials



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Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 1 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                          SAMI 2005-AR4

DEAL INFO1    PERCENT   GWAC    NWAC    MIN GWAC   MAX GWAC   AVG BALANCE    ORIG TERM  AGE  REM TERM   FICO   GROSS MARGIN
----------    -------   ----    ----    --------   --------   -----------    ---------  ---  --------   ----   ------------
GR1           100.00    3.144   2.746     1.000      7.000    438,836.63       360       1     359       711       2.911
TOTAL         100.00    3.144   2.746     1.000      7.000    438,836.63       360       1     359       711       2.911


DEAL INFO1    WA ROLL   INITIAL RATE CAP  PERIODIC RATE CAP  MAXIMUM RATE    NET MARGIN    LTV    CLTV
----------    -------   ----------------  -----------------  ------------    ----------    ---    ----
GR1              1             0.000           0.000            9.958            2.513    75.78   79.19
TOTAL            1             0.000           0.000            9.958            2.513    75.78   79.19



                                                        CURRENT BALANCE
                                                        ---------------

                                                                                   WTD AVG               PCT OF
                                                PCT OF         AVG     WTD AVG     LOAN       WTD AVG    OVERALL
                                                OVERALL      CURRENT     FICO       TO         BACK      CURRENT
                     CURRENT BALANCE            GROUP1       BALANCE    SCORE      VALUE      RATIO      BALANCE
                ---------------------------     ------       -------    -----      -----      -----      -------
                         - 50,000.99              0.03        35,163    708        83.60      42.10        0.03
                 50,001.00   -   100,000.99       0.47        79,630    690        79.23      34.85        0.47
                100,001.00   -   150,000.99       1.36       126,531    684        83.30      36.88        1.36
                150,001.00   -   200,000.99       2.90       176,043    683        80.34      39.06        2.90
                200,001.00   -   250,000.00       3.88       226,081    688        81.85      39.75        3.88
                250,000.01   -   300,000.00       4.65       276,251    680        80.41      38.61        4.65
                300,000.01   -   350,000.00       4.41       326,378    687        81.69      40.61        4.41
                350,000.01   -   400,000.00      11.29       380,375    711        77.47      38.20       11.29
                400,000.01   -   450,000.00      10.75       425,331    715        77.26      37.82       10.75
                450,000.01   -   500,000.00       9.56       478,027    716        75.99      38.05        9.56
                500,000.01   -   550,000.00       8.73       525,736    716        77.34      37.12        8.73
                550,000.01   -   600,000.00       7.82       578,364    717        76.68      39.42        7.82
                600,000.01   -   650,000.00       8.75       636,635    714        75.20      38.17        8.75
                650,000.01   -   700,000.00       2.69       678,733    727        73.60      36.17        2.69
                700,000.01   -   750,000.00       2.81       731,331    722        72.98      37.00        2.81
                750,000.01   -   800,000.00       2.06       779,189    728        72.30      36.53        2.06
                800,000.01   -   850,000.00       1.54       824,104    719        72.90      35.94        1.54
                850,000.01   -   900,000.00       2.04       885,467    736        70.53      33.64        2.04
                900,000.01   -   950,000.00       1.33       932,170    714        71.46      35.36        1.33
                950,000.01   - 1,000,000.00       7.26       985,212    715        68.41      34.95        7.26
                1,000,000.01 - 1,500,000.00       4.23     1,328,406    722        65.97      35.51        4.23
                1,500,000.01 - 2,000,000.00       1.43     1,855,121    701        66.97      41.04        1.43
                TOTAL                           100.00       438,837    711        75.78      37.72      100.00


                                                       CURRENT GROSS COUPON
                                                       --------------------

                                                                                   WTD AVG               PCT OF
                                                PCT OF         AVG     WTD AVG     LOAN       WTD AVG    OVERALL
                                                OVERALL      CURRENT     FICO       TO         BACK      CURRENT
                CURRENT GROSS COUPON            GROUP1       BALANCE    SCORE      VALUE      RATIO      BALANCE
                --------------------            ------       -------    -----      -----      -----      -------
                1.000 - 1.124                    31.56       536,623     710       74.55      38.29       31.56
                1.250 - 1.374                     0.12       528,000     689       80.00      47.78        0.12
                1.375 - 1.499                     8.34       414,591     719       74.80      34.95        8.34
                1.750 - 1.874                     9.07       463,427     704       73.19      37.17        9.07
                2.000 - 2.124                     2.05       315,443     693       86.52      42.89        2.05
                2.125 - 2.249                     2.66       351,188     719       73.94      32.06        2.66
                2.375 - 2.499                     0.44       448,663     695       82.08      37.82        0.44
                2.625 - 2.749                     0.12       216,980     659       87.89      42.35        0.12
                2.750 - 2.874                     0.67       217,181     697       91.66      40.76        0.67


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.



------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 2 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                       CURRENT GROSS COUPON
                                                       --------------------

                                                                                  WTD AVG               PCT OF
                                                PCT OF         AVG     WTD AVG     LOAN       WTD AVG    OVERALL
                                                OVERALL      CURRENT     FICO       TO         BACK      CURRENT
                CURRENT GROSS COUPON            GROUP1       BALANCE    SCORE      VALUE      RATIO      BALANCE
                ---------------------------     ------       -------    -----      -----      -----      -------
                2.875 - 2.999                     0.06       284,765    711        92.79      43.39        0.06
                3.000 - 3.124                     0.31       237,389    705        93.76      44.50        0.31
                3.125 - 3.249                     0.39       197,871    707        92.91      40.29        0.39
                3.250 - 3.374                     0.03       283,500    693        90.00      34.46        0.03
                3.375 - 3.499                     0.11       259,706    687        94.83      44.84        0.11
                3.500 - 3.624                     0.18       238,223    685        89.29      40.73        0.18
                3.625 - 3.749                     0.11       483,250    720        77.85      37.97        0.11
                3.750 - 3.874                     0.16       283,158    729        93.34      49.22        0.16
                4.125 - 4.249                     0.20       367,578    713        75.31      43.45        0.20
                4.250 - 4.374                     0.01       124,650    650        90.00      32.57        0.01
                4.375 - 4.499                     0.15       685,862    743        74.59      44.13        0.15
                4.500 - 4.624                     0.31       926,898    717        58.94      22.87        0.31
                4.625 - 4.749                     0.73       605,378    748        74.43      28.36        0.73
                4.750 - 4.874                     1.36       588,751    699        71.40      37.23        1.36
                4.875 - 4.999                     1.23       557,412    716        73.70      39.79        1.23
                5.000 - 5.124                     0.92       440,693    704        79.32      39.52        0.92
                5.125 - 5.249                     2.39       473,089    712        75.45      38.62        2.39
                5.250 - 5.374                     4.20       477,448    711        74.79      38.65        4.20
                5.375 - 5.499                    16.00       449,128    711        74.37      38.14       16.00
                5.500 - 5.624                     0.62       354,564    702        77.90      40.72        0.62
                5.625 - 5.749                     3.53       417,625    719        76.31      35.70        3.53
                5.750 - 5.874                     4.08       383,051    718        78.75      38.17        4.08
                5.875 - 5.999                     2.68       380,891    701        78.59      38.19        2.68
                6.000 - 6.124                     3.80       283,161    704        79.57      37.13        3.80
                6.125 - 6.249                     0.18       324,812    749        81.24      25.34        0.18
                6.250 - 6.374                     0.18       280,131    745        88.42      49.01        0.18
                6.375 - 6.499                     0.33       300,347    707        85.37      39.78        0.33
                6.500 - 6.624                     0.35       293,219    705        92.82      40.80        0.35
                6.625 - 6.749                     0.09       270,820    671        88.87      37.33        0.09
                6.750 - 6.874                     0.21       242,815    705        91.37      41.51        0.21
                6.875 - 6.999                     0.02       199,165    722        95.00      44.96        0.02
                7.000 - 7.124                     0.03       133,991    719        90.00      19.88        0.03
                TOTAL                           100.00       438,837    711        75.78      37.72      100.00


                                                         CURRENT NET COUPON
                                                         ------------------

                                                                                  WTD AVG               PCT OF
                                                PCT OF         AVG     WTD AVG     LOAN       WTD AVG    OVERALL
                                                OVERALL      CURRENT     FICO       TO         BACK      CURRENT
                 CURRENT NET COUPON             GROUP1       BALANCE    SCORE      VALUE      RATIO      BALANCE
                ---------------------------     ------       -------    -----      -----      -----      -------
                0.625 - 0.749                    31.56       536,623    710        74.55      38.29       31.56
                0.875 - 0.999                     0.14       410,333    680        80.76      45.25        0.14
                1.000 - 1.124                     8.34       414,591    719        74.80      34.95        8.34
                1.125 - 1.249                     0.02       217,800    655        90.00      30.26        0.02
                1.250 - 1.374                     0.02       215,500    663        86.55      47.90        0.02



------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.




------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 3 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                       CURRENT NET COUPON
                                                       ------------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                CURRENT NET COUPON                GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       -----      -------
                1.375 - 1.499                      9.11        463,101       704      73.27       37.21       9.11
                1.500 - 1.624                      0.08        344,975       692      92.31       36.23       0.08
                1.625 - 1.749                      2.10        313,348       692      86.61       43.03       2.10
                1.750 - 1.874                      3.24        343,003       716      77.49       34.15       3.24
                1.875 - 1.999                      0.18        230,241       690      90.80       37.55       0.18
                2.000 - 2.124                      0.55        358,391       696      84.38       38.62       0.55
                2.125 - 2.249                      0.05        146,349       704      90.00       33.08       0.05
                2.250 - 2.374                      0.03        287,100       753      90.00       53.88       0.03
                2.375 - 2.499                      0.49        184,995       704      92.52       39.45       0.49
                2.500 - 2.624                      0.17        313,713       727      92.76       47.54       0.17
                2.625 - 2.749                      0.08        239,855       656      88.36       44.63       0.08
                2.750 - 2.874                      0.18        150,097       688      90.49       44.99       0.18
                3.250 - 3.374                      0.05        440,000       745      64.23       33.16       0.05
                3.375 - 3.499                      0.04        373,723       699      90.00       46.09       0.04
                3.750 - 3.874                      0.16        374,447       720      70.84       42.90       0.16
                4.000 - 4.124                      0.18        552,404       734      76.85       45.87       0.18
                4.125 - 4.249                      0.34        781,640       710      62.37       24.57       0.34
                4.250 - 4.374                      0.79        554,609       745      75.82       29.62       0.79
                4.375 - 4.499                      1.36        588,751       699      71.40       37.23       1.36
                4.500 - 4.624                      1.23        557,412       716      73.70       39.79       1.23
                4.625 - 4.749                      0.95        434,070       704      79.88       39.58       0.95
                4.750 - 4.874                      2.45        464,152       713      75.84       38.62       2.45
                4.875 - 4.999                      4.30        465,685       711      75.18       38.70       4.30
                5.000 - 5.124                     16.20        446,532       711      74.62       38.20      16.20
                5.125 - 5.249                      0.74        337,359       700      80.65       39.07       0.74
                5.250 - 5.374                      3.71        406,952       719      77.05       36.18       3.71
                5.375 - 5.499                      4.31        373,226       719      79.44       38.03       4.31
                5.500 - 5.624                      2.72        380,560       701      78.76       38.39       2.72
                5.625 - 5.749                      3.69        284,349       703      79.15       37.14       3.69
                5.750 - 5.874                      0.18        272,244       758      80.63       24.72       0.18
                5.875 - 5.999                      0.12        222,608       748      83.15       48.59       0.12
                6.000 - 6.124                      0.13        382,888       704      75.00       35.91       0.13
                TOTAL                            100.00        438,837       711      75.78       37.72     100.00


                                                       ORIGINAL LOAN TO VALUE
                                                       ----------------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                LOAN TO VALUE                     GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       -----      -------
                10.01 - 15.00                      0.02        200,000       644      10.81       24.90       0.02
                20.01 - 25.00                      0.03        294,855       609      25.00       41.69       0.03
                25.01 - 30.00                      0.04        167,353       675      28.57       15.11       0.04
                30.01 - 35.00                      0.09        269,667       689      30.77       39.84       0.09
                35.01 - 40.00                      0.29        534,393       728      37.95       39.11       0.29



------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.



------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 4 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                       ORIGIANL LOAN TO VALUE
                                                       ----------------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                LOAN TO VALUE                     GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                40.01 - 45.00                       0.44       504,467       715      42.29        34.92      0.44
                45.01 - 50.00                       1.19       516,978       707      48.11        32.31      1.19
                50.01 - 55.00                       1.90       539,746       717      52.94        33.89      1.90
                55.01 - 60.00                       3.15       794,983       702      58.26        35.17      3.15
                60.01 - 65.00                       4.81       652,690       718      63.01        35.83      4.81
                65.01 - 70.00                      10.55       548,410       704      68.53       37.571      0.55
                70.01 - 75.00                      19.68       528,036       712      74.09       36.951      9.68
                75.01 - 80.00                      48.61       419,187       713      79.65       38.064      8.61
                80.01 - 85.00                       0.33       234,015       672      83.36        45.31      0.33
                85.01 - 90.00                       4.36       267,897       696      89.70        41.43      4.36
                90.01 - 95.00                       4.50       245,359       710      94.85        40.92      4.50
                TOTAL                             100.00       438,837       711      75.78        37.72    100.00



                                                            CREDIT SCORE
                                                            ------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                FICO SCORE                        GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                0 -   19                            0.02       205,000         0      69.73        15.55      0.02
                560 - 579                           0.02       175,920       573      80.00         8.35      0.02
                580 - 599                           0.05       242,063       598      62.83        39.40      0.05
                600 - 619                           0.34       386,653       608      64.93        40.52      0.34
                620 - 639                           4.30       300,809       630      74.06        37.95      4.30
                640 - 659                           8.15       314,151       651      76.13        39.08      8.15
                660 - 679                          14.72       404,572       670      76.04        37.50     14.72
                680 - 699                          16.62       459,670       690      76.10        37.61     16.62
                700 - 719                          14.87       469,652       709      76.51        38.20     14.87
                720 - 739                          12.28       519,700       729      75.29        38.67     12.28
                740 - 759                          11.99       493,686       749      75.46        36.92     11.99
                760 - 779                           8.94       470,319       770      76.00        37.86      8.94
                780 - 799                           5.90       492,235       788      74.95        35.21      5.90
                800 - 819                           1.65       556,414       805      76.53        35.19      1.65
                820 - 839                           0.13       609,375       821      76.97        47.80      0.13
                TOTAL                             100.00       438,837       711      75.78        37.72    100.00



                                                               ORIGINAL TERM
                                                               -------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                FICO SCORE                        GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                360 +                             100.00       438,837       711      75.78        37.72    100.00
                TOTAL                             100.00       438,837       711      75.78        37.72    100.00





------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.




------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 5 of 9
------------------------------------------------------------------------------------------------------------------------------------

                                                               REMAINING TERM
                                                               --------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                STATED REM TERM                   GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                301 - 360                          99.91      438,644        711      75.78       37.74       99.91
                361 +                               0.09      837,998        712      70.00       23.90        0.09
                TOTAL                             100.00      438,837        711      75.78       37.72      100.00


                                                                   STATE
                                                               --------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                STATE1                            GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                Alabama                             0.26      266,341        716      71.60       25.74        0.26
                Arizona                             2.36      325,389        695      77.37       35.29        2.36
                California                         54.59      528,913        716      74.55       37.62       54.59
                Colorado                            1.37      377,684        713      74.16       41.21        1.37
                Connecticut                         0.47      387,465        711      67.35       41.58        0.47
                Delaware                            0.07      227,255        724      77.92       36.00        0.07
                District of Columbia                0.25      560,827        738      77.65       38.16        0.25
                Florida                             6.46      399,701        710      78.38       37.73        6.46
                Georgia                             0.32      294,338        666      83.62       47.26        0.32
                Hawaii                              0.78      546,387        710      72.63       34.53        0.78
                Idaho                               0.30      230,327        686      82.89       42.03        0.30
                Illinois                            4.74      345,257        705      76.33       37.67        4.74
                Indiana                             0.23      131,164        731      79.75       37.40        0.23
                Iowa                                0.02      201,518        642      80.00       49.72        0.02
                Kansas                              0.04      133,830        688      80.71       22.99        0.04
                Kentucky                            0.18      800,625        746      68.41       50.54        0.18
                Louisiana                           0.12      267,390        675      83.88       39.40        0.12
                Maryland                            1.89      400,329        704      78.39       40.03        1.89
                Massachusetts                       1.84      409,347        717      78.22       37.96        1.84
                Michigan                            0.64      390,777        680      72.63       41.54        0.64
                Minnesota                           1.13      341,826        701      79.34       39.49        1.13
                Missouri                            0.18      232,410        687      82.92       38.72        0.18
                Montana                             0.10      234,350        660      83.43       25.75        0.10
                Nevada                              2.48      352,793        710      78.65       36.11        2.48
                New Hampshire                       0.11      522,406        753      83.74       44.83        0.11
                New Jersey                          6.21      376,829        706      77.99       37.14        6.21
                New Mexico                          0.79      422,709        708      74.71       36.56        0.79
                New York                            2.44      483,390        701      72.51       38.25        2.44
                North Carolina                      0.40      279,415        701      74.38       28.09        0.40
                Ohio                                0.18      269,417        684      73.19       30.02        0.18
                Oregon                              0.28      358,034        713      79.36       44.95        0.28
                Pennsylvania                        0.61      242,086        688      74.99       38.86        0.61
                Rhode Island                        0.14      435,078        685      86.88       23.96        0.14
                South Carolina                      0.23      208,211        701      85.23       37.87        0.23
                Tennessee                           0.05      151,842        653      85.56       29.33        0.05


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.





------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 6 of 9
------------------------------------------------------------------------------------------------------------------------------------

                                                                   STATE
                                                                   -----

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                STATE1                            GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                Texas                               0.42       381,900     709        71.29        34.36        0.42
                Utah                                0.32       260,960     671        81.65        43.44        0.32
                Virginia                            5.08       388,344     701        78.92        40.42        5.08
                Washington                          1.38       404,953     710        75.58        34.56        1.38
                West Virginia                       0.07       225,167     644        84.38        41.83        0.07
                Wisconsin                           0.43       229,084     695        77.37        32.01        0.43
                TOTAL                             100.00       438,837     711        75.78        37.72      100.00


                                                                  LOAN PURPOSE
                                                                  ------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                LOAN PURP                         GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                Cash Out Refinance                 28.08       420,887     704        72.45        37.96       28.08
                Purchase                           55.44       449,538     717        78.20        37.89       55.44
                Rate/Term Refinance                16.47       435,605     702        73.31        36.76       16.47
                TOTAL                             100.00       438,837     711        75.78        37.72      100.00


                                                                    OCCUPANCY
                                                                    ---------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                OCCTYPE                           GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                Investor                           18.91       344,800     714        75.60        35.45       18.91
                Owner Occupied                     75.10       472,165     709        75.78        38.62       75.10
                Second Home                         5.98       428,591     719        76.34        33.59        5.98
                TOTAL                             100.00       438,837     711        75.78        37.72      100.00


                                                                    PROPERTY TYPE
                                                                    -------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                PROPTYPE                          GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                2-4 Family                          7.46       357,171     715        75.67        34.86        7.46
                Condominium                        10.82       367,129     716        78.31        37.45       10.82
                PUD                                22.88       456,457     708        76.81        38.86       22.88
                Single Family                      58.84       461,873     710        74.92        37.69       58.84
                TOTAL                             100.00       438,837     711        75.78        37.72      100.00


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.





------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 7 of 9
------------------------------------------------------------------------------------------------------------------------------------

                                                       DOCUMENTATION CODE
                                                       ------------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                DOCTYPE                           GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                Full/Alternative                   23.21       388,149      707       78.29       39.59        23.21
                No Income/No Asset                  0.06       192,310      733       74.47        0.00         0.06
                Stated Income                      69.58       462,029      712       75.18       37.20        69.58
                Stated/Stated                       7.14       416,653      709       73.48       36.74         7.14
                TOTAL                             100.00       438,837      711       75.78       37.72       100.00


                                                          INTEREST ONLY
                                                          -------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                IO FLAG                           OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                IO PERIOD                         GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                NO                                100.00       438,837      711       75.78       37.72       100.00
                NONIO                             100.00       438,837      711       75.78       37.72       100.00
                TOTAL                             100.00       438,837      711       75.78       37.72       100.00


                                                          INDEX TYPE
                                                          -------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                INDEX                             GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                MTA                               100.00       438,837      711       75.78       37.72       100.00
                TOTAL                             100.00       438,837      711       75.78       37.72       100.00


                                                          MONTHS TO ROLL
                                                          -------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                ROLL                              GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                0 -  2                             92.08       438,553      711       75.83       37.76        92.08
                3 -  8                              7.92       442,163      712       75.15       37.34         7.92
                TOTAL                             100.00       438,837      711       75.78       37.72       100.00


                                                          GROSS MARGIN
                                                          ------------

                                                                                     WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG     LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO       TO          BACK      CURRENT
                MARGIN                            GROUP1       BALANCE     SCORE      VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----      -----       ------     -------
                0.000 - 1.749                       0.35       402,639      709       71.66       41.67         0.35
                1.750 - 1.999                       1.05       792,899      740       68.02       31.54         1.05
                2.000 - 2.249                       5.91       590,865      729       74.01       35.88         5.91
                2.250 - 2.499                       8.88       518,000      714       75.42       36.79         8.88
                2.500 - 2.749                      15.37       485,402      709       74.06       38.68        15.37


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.




------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 8 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                          GROSS MARGIN
                                                          ------------

                                                                                    WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG    LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO      TO          BACK      CURRENT
                MARGIN                            GROUP1       BALANCE     SCORE     VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----     -----       ------     -------
                2.750 - 2.999                      29.67       455,939      712      75.38       38.10      29.67
                3.000 - 3.249                      11.73       405,775      708      75.93       37.75      11.73
                3.250 - 3.499                      19.45       391,490      704      76.77       37.93      19.45
                3.500 - 3.749                       2.33       342,502      708      78.43       36.86       2.33
                3.750 - 3.999                       4.15       346,082      709      80.07       35.98       4.15
                4.000 - 4.249                       0.63       247,246      696      89.65       38.84       0.63
                4.250 - 4.499                       0.16       239,127      709      92.20       37.21       0.16
                4.500 +                             0.32       266,582      704      91.87       45.13       0.32
                TOTAL                             100.00       438,837      711      75.78       37.72     100.00


                                                             MAX RATE
                                                             --------

                                                                                    WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG    LOAN        WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO      TO          BACK      CURRENT
                 MAX RATE                         GROUP1       BALANCE     SCORE     VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----     -----       ------     -------
                8.500 - 8.999                       0.06       548,529      792      80.00       32.19       0.06
                9.500 - 9.999                      99.38       439,308      711      75.77       37.70      99.38
                10.000 - 10.499                     0.10       304,062      710      80.53       37.32       0.10
                10.500 - 10.999                     0.23       347,837      692      77.93       43.79       0.23
                11.000 - 11.499                     0.03       141,627      643      90.00       41.67       0.03
                11.500 - 11.999                     0.16       748,486      680      72.42       46.36       0.16
                14.000 +                            0.03       284,321      659      67.86       32.10       0.03
                TOTAL                             100.00       438,837      711      75.78       37.72     100.00


                                                             PREPAY
                                                             ------

                                                                                    WTD AVG                 PCT OF
                                                  PCT OF         AVG      WTD AVG    LOAN        WTD AVG    OVERALL
                PREPAY                            OVERALL      CURRENT      FICO      TO          BACK      CURRENT
                PP DESC                           GROUP1       BALANCE     SCORE     VALUE       RATIO      BALANCE
                ---------------------------       ------       -------     -----     -----       ------     -------
                NO                                100.00       438,837      711      75.78       37.72      100.00
                No PP                             100.00       438,837      711      75.78       37.72      100.00
                TOTAL                             100.00       438,837      711      75.78       37.72      100.00


                                                           INDEX AND CAPS
                                                           --------------

                                                                                    WTD AVG   WTD AVG               PCT OF
                                                  PCT OF         AVG      WTD AVG    LOAN     CURRENT    WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO      TO      GROSS       BACK      CURRENT
                INIT RATE CAP                     GROUP1       BALANCE     SCORE     VALUE    COUPON      RATIO      BALANCE
                ---------------------------       ------       -------     -----     -----    -------    ------     -------
                0.000                             100.00      438,837       711      75.78     3.144      37.72      100.00
                TOTAL                             100.00      438,837       711      75.78     3.144      37.72      100.00


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.





------------------------------------------------------------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                 SAMI 2005-AR4                                                 July 27, 2005
sfong                                                                                                                  09:26AM EDT
                                                                                                                       Page 9 of 9
------------------------------------------------------------------------------------------------------------------------------------


                                                                    CAPS
                                                                    ----

                                                                                    WTD AVG   WTD AVG               PCT OF
                                                  PCT OF         AVG      WTD AVG    LOAN     CURRENT    WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO      TO      GROSS       BACK      CURRENT
                PER RATE CAP                      GROUP1       BALANCE     SCORE     VALUE    COUPON      RATIO      BALANCE
                ---------------------------       ------       -------     -----     -----    -------    ------     -------
                0.000                              100.00      438,837      711      75.78     3.144      37.72      100.00
                TOTAL                              100.00      438,837      711      75.78     3.144      37.72      100.00


                                                               SILENT SECONDS
                                                               --------------

                                                                                    WTD AVG   WTD AVG               PCT OF
                                                  PCT OF         AVG      WTD AVG    LOAN     CURRENT    WTD AVG    OVERALL
                                                  OVERALL      CURRENT      FICO      TO      GROSS       BACK      CURRENT
                SILSEC                            GROUP1       BALANCE     SCORE     VALUE    COUPON      RATIO      BALANCE
                ---------------------------       ------       -------     -----     -----    -------    ------     -------
                NO                                  70.73      417,259      710      75.85     3.395      37.76       70.73
                YES                                 29.27      501,497      711      75.61     2.539      37.62       29.27
                TOTAL                              100.00      438,837      711      75.78     3.144      37.72      100.00


                                                                    DTI
                                                                    ---

                                                                                    WTD AVG   WTD AVG    PCT OF
                                                  PCT OF         AVG      WTD AVG    LOAN     CURRENT    OVERALL
                                                  OVERALL      CURRENT     FICO       TO      GROSS      CURRENT
                BACK RATIO                        GROUP1       BALANCE     SCORE     VALUE    COUPON      BALANCE
                ---------------------------       ------       -------     -----     -----    -------    -------
                 0.00 -   9.99                       1.18      383,615      717      69.39      6.41       1.18
                10.00 -  19.99                       4.51      436,052      727      74.75     16.30       4.51
                20.00 -  29.99                      15.04      433,042      710      74.97     25.99      15.04
                30.00 -  39.99                      36.08      464,282      711      75.08     35.65      36.08
                40.00 -  49.99                      33.01      451,561      708      76.40     44.52      33.01
                50.00 -  59.99                      10.18      352,098      711      78.61     52.59      10.18
                TOTAL                              100.00      438,837      711      75.78     37.72     100.00


------------------------------------------------------------------------------------------------------------------------------------
File: /a/sfong/deals/ar4/dats/ar4.dat -v ALF: /a/sfong/deals/ar4/ar4.alf

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or
(iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------






NEW ISSUE MARKETING MATERIALS
-----------------------------

$889,241,000 (Approximate)

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
Depositor

WELLS FARGO BANK MINNESOTA, NA
Master Servicer

JP MORGAN CHASE BANK
Trustee

BEAR, STEARNS & CO. INC.
Sole and Lead Underwriter


All statistical Information is preliminary and based upon Information as of July 1, 2005.








July 26, 2005









BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976 JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                             $ 889,241,000 (APPROX)
                                   STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
                               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4

                                                 CREDIT
                 CERTIFICATE       RATINGS       ENHANCE   INTEREST RATE           COLLATERAL       CERTIFICATE
CLASS            SIZE (1)          MDY/S&P       %AGE(2)        TYPE                  TYPE          TYPE
-----            --------          -------       -------        ----                  ----          ----

                                                           OFFERED CERTIFICATES
                                                           --------------------

A-1              $492,085,000      Aaa/AAA       35.33%    LIBOR (3)               MTA Neg Am        Super Senior LIBOR Floater

A-2              $200,000,000      Aaa/AAA       9.05%     MTA (4)                 MTA Neg Am        Senior Support MTA Floater

A-3              $115,000,000      Aaa/AAA       22.69%    MTA (4)                 MTA Neg Am        Super Senior MTA Floater

A-4              $20,295,000       Aaa/AAA       9.05%     LIBOR (3)               MTA Neg Am        Senior Support MTA Floater

X-1              Notional (5)      Aaa/AAA       9.05%     WAC (5)                 MTA Neg Am        Senior Interest Only

X-2              Notional (6)      Aaa/AAA       9.05%     WAC (6)                 MTA Neg Am        Senior Interest Only

M-X              Notional (7)      Aa1/AA+       7.55%     WAC (7)                 MTA Neg Am        Subordinate Interest Only

M-1              $13,646,000       Aa1/AA+       7.55%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

M-2              $11,826,000       Aa2/AA+       6.25%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

M-3              $7,278,000        Aa3/AA        5.45%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

M-4              $6,823,000        A1/AA-        4.70%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

M-5              $5,913,000        A2/A+         4.05%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

M-6              $5,458,000        A3/A          3.45%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

B-1              $4,549,000        Baa1/BBB+     2.95%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

B-2              $4,094,000        Baa2/BBB      2.50%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

B-3              $2,274,000        Baa3/BBB-     2.25%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

                                                         PRIVATELY OFFERED CERTIFICATES
                                                         ------------------------------

B-4              $7,733,000        NR/BB         1.40%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

B-5              $7,278,000        NR/B          0.60%     LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater

B-6              $5,456,325        Not Rated               LIBOR (8)               MTA Neg Am        Subordinate LIBOR Floater


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976 JULY 26, 2005
-------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


(1) The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) Credit Enhancement percentages are preliminary and subject to change based upon the final pool and any additional rating agency evaluation.

(3) The Pass-Through Rate for the Class A-1 and Class A-4 Certificates will be a floating rate based on One-Month LIBOR plus [x.xx]% and [x.xx]%, respectively, subject to the lesser of (i) Net Rate Cap (equal to the weighted average net rate of the mortgage loans) and (ii) 10.50%. On the first distribution date after the Clean-Up Call Date, the margin will double. The Class A-1 and Class A-4 Certificates will settle flat and accrue interest on an Actual/360 basis.

(4) The Pass-Through Rates for the Class A-2 and Class A-3 Certificates (together with the Class A-1 and Class A-4 Certificates, collectively, the (Class A Certificates") will be a floating rate based on One-Year MTA plus [2.30]% and [1.40]%, respectively, subject to the Net Rate Cap (equal to the weighted average Net Rate of the Mortgage Loans). The Class A-2 and Class A-3 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(5) The Class X-1 will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class A-1 and Class A-4 Certificates based on the notional amount equal to aggregate current principal amount of the Class A-1 and Class A-4 Certificates. The Class X-1 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(6) The Class X-2 will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class A-2 and Class A-3 Certificates based on the notional amount equal to aggregate current principal amount of the Class A-2 and Class A-3 Certificates. The Class X-2 Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(7) The Class M-X will bear interest at a variable pass-through rate equal to the greater of (i) zero and (ii) the excess of (x) the weighted average of the net rates of the Mortgage Loans over (y) the weighted average pass-through rate on the Class B Certificates based on the notional amount equal to aggregate current principal amount of the Class B Certificates. The Class M-X Certificates will settle with accrued interest and accrue interest on a 30/360 basis (24 day delay).

(8) The Pass-Through Rate for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (collectively, the "Class B Certificates") will be a floating rate based on One-Month LIBOR plus [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]% [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]%, [0.xx]% and
    [0.xx]%, respectively, subject to the lesser of (i) 10.50% and (ii) the Net Rate Cap (equal to the weighted average Net Rate of the Mortgage Loans). On the first distribution date after the Clean-Up Call Date, each such class' margin will be multiplied by 1.5 times the original certificate margin. The Class B Certificates will settle flat and accrue interest on an actual/360 basis.



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976 JULY 26, 2005
-------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

DEPOSITOR/SELLER:                            Structured Assets Mortgage
                                             Investments II, Inc. ("SAMI II")

ORIGINATOR:                                  The mortgage loans were originated
                                             by Countrywide Home Loans, Inc.

SERVICER:                                    Countrywide Home Loans Servicing
                                             LP.

MASTER SERVICER:                             Wells Fargo Bank Minnesota, NA

TRUSTEE:                                     JP Morgan Chase Bank

CUT-OFF DATE:                                July 1, 2005

CLOSING DATE:                                July 29, 2005

LEGAL STRUCTURE:                             REMIC

CLEAN-UP CALL: The terms of the transaction allow for termination of the trust once the aggregate principal balance of the Mortgage Loans is equal to 5% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date. (the "Clean-Up Call Date").

DISTRIBUTION DATE:                           25th of each month or next business
                                             day, commencing August 2005.

REMITTANCE TYPE:                             Scheduled/Scheduled

FORM OF REGISTRATION:                        The Offered Certificates will be
                                             issued in book-entry form through
                                             DTC.

SMMEA: The Class A, Class X-1, Class X-1, Class M-X, Class M-1, Class M-2, Class M-3 and Class M-4
                                             Certificates are expected to
                                             constitute "mortgage related
                                             securities" for purposes of SMMEA.

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

INTEREST ACCRUAL PERIOD:                     The interest accrual period for the
                                             Class A-1, Class A-4, Class M and
                                             Class B Certificates for a given
                                             Distribution Date will be the
                                             period beginning with the previous
                                             Distribution Date (or, in the case
                                             of the first Distribution Date, the
                                             Closing Date) and ending on the day
                                             prior to such Distribution Date (on
                                             an actual/360 basis). On



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976 JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained 4 in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                             the Closing Date, the Class A-1,
                                             Class A-4, Class M and Class B
                                             Certificates settle flat.

                                             The interest accrual period on the
                                             Class A-2, Class A-3, Class X-1,
                                             Class X-2 and Class M-X
                                             Certificates for a given
                                             Distribution Date will be the
                                             calendar month preceding the month
                                             in which such Distribution Date
                                             occurs (on a 30/360 basis). On the
                                             Closing Date, the price to be paid
                                             by investors for the Class A-2,
                                             Class A-3, Class X-1 and Class M-X
                                             Certificates will include accrued
                                             interest from the Cut-off Date up
                                             to, but not including, the Closing
                                             Date.

ADVANCING OBLIGATION:                        The Underlying Servicer is
                                             obligated to advance for delinquent
                                             mortgagor payments through the date
                                             of liquidation of the property to
                                             the extent they are deemed
                                             recoverable. The Master Servicer
                                             will backstop the advancing
                                             obligations of the Underlying
                                             Servicers.

COMPENSATING INTEREST:                       The Underlying Servicers will be
                                             required to cover interest
                                             shortfalls as a result of full or
                                             partial prepayments to the extent
                                             of the aggregate servicing fee.

COLLATERAL DESCRIPTION:                      The mortgage pool is expected to
                                             consist of approximately $909
                                             million of first-lien residential
                                             adjustable-rate mortgage loans that
                                             adjust monthly 1-Year MTA.

                                             The mortgage loans are indexed to
                                             1-Year MTA with monthly coupon
                                             adjustments that allow for negative
                                             amortization whereby interest
                                             payments may be deferred and added
                                             to the principal balance thereof.
                                             For these loans, the monthly
                                             payment amount is subject to
                                             adjustment annually on a date
                                             specified in the mortgage note,
                                             subject to the conditions that (i)
                                             the amount of the monthly payment
                                             will not increase or decrease by an
                                             amount that is more than 7.50% of
                                             the monthly payment prior to the
                                             adjustment, (ii) as of the fifth
                                             anniversary of the first due date
                                             and on every fifth year thereafter,
                                             the monthly payment will be recast
                                             without regard to the limitation in
                                             clause (i) above and (iii) if the
                                             unpaid principal balance exceeds a
                                             percentage (110%, 125% or 115%) of
                                             the original principal balance due
                                             to deferred interest, the monthly
                                             payment will be recast without
                                             regard to the limitation in clause
                                             (i) to amortize fully the then
                                             unpaid principal balance of the
                                             mortgage loan over its remaining
                                             term to maturity.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976  JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement. 5

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                                  Provided below is a brief
                                                  summary of the expected
                                                  mortgage pool by loan type as
                                                  of July 1, 2005:


            % OF       GROSS    NET      WAM       GROSS       NET       MAX
             POOL      WAC      WAC     (MOS.)    MARGIN     MARGIN     RATE
             ----      ---      ---     ------    ------     ------     ----
TOTAL       100.00    2.989    2.606     359       2.847      2.464     9.955


                                                  None of the mortgage loans are
                                                  interest-only loans. In
                                                  addition, 100% of the mortgage
                                                  loans with LTVs greater than
                                                  80% have mortgage insurance up
                                                  to the required agency limits
                                                  (none are secured by
                                                  additional collateral or
                                                  pledged assets).

                                                  Approximately 23% of the
                                                  mortgage loans were originated
                                                  with full and/or alternative
                                                  documentation (note: such
                                                  alternative documentation
                                                  includes the recommendations
                                                  as provided by the automated
                                                  underwriting systems of Fannie
                                                  Mae and Freddie Mac).

                                                  None of the mortgage loans
                                                  require the mortgagor to pay a
                                                  penalty if the mortgagor
                                                  prepays the mortgage loan.

UNDERWRITING STANDARDS:                           The underwriting guidelines
                                                  will be more fully described
                                                  in the Prospectus Supplement.

CREDIT ENHANCEMENT:                               Credit enhancement will be
                                                  provided by a senior/
                                                  subordinate Shifting interest
                                                  structure. The Class B
                                                  Certificates will provide
                                                  credit enhancement to Class A
                                                  Certificates.

CARRYOVER SHORTFALL AMOUNT:                       If on any Distribution Date,
                                                  the Certificate Interest Rate
                                                  of the Class A-1, Class A-4,
                                                  Class M-1, Class M-2, Class
                                                  M-3, Class M-4, Class M-5,
                                                  Class M-6, Class B-1, Class
                                                  B-2, Class B-3, Class B-4,
                                                  Class B-5 and Class B-6
                                                  Certificates is subject to
                                                  their respective Net Rate Cap,
                                                  such Certificates become
                                                  entitled to payment of an
                                                  amount equal to the excess of
                                                  the (i) interest accrued at
                                                  their respective Pass-Through
                                                  Rate (without giving effect to
                                                  the Net Rate Cap) over (ii)
                                                  the amount of interest
                                                  received on such Certificates
                                                  based on the Net Rate Cap,
                                                  together with the unpaid
                                                  portion of any excess from
                                                  previous Distribution Dates
                                                  (and any interest thereon at
                                                  the then applicable
                                                  Certificate Interest Rate
                                                  without giving effect to the
                                                  Net Rate Cap). On any
                                                  Distribution Date, the
                                                  Carryover Shortfall Amount
                                                  will be paid to the Class A-1
                                                  and Class A-4 Certificates
                                                  their respective portion of
                                                  any Carryover Shortfall



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976  JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                             Amount and then to the Class M and
                                             Class B Certificates, sequentially,
                                             from the Carryover Reserve Fund,
                                             after all of the Offered
                                             Certificates have received their
                                             required amounts (see Cash-Flow
                                             Description below).

CASH FLOW DESCRIPTION:                       Distributions on the Certificates
                                             will be made on the 25th day of
                                             each month (or next business day)
                                             beginning on July 25, 2005. The
                                             payments to the Certificates, to
                                             the extent of available funds will
                                             be made according to the following
                                             priority:

                                             AVAILABLE FUNDS:
                                             ----------------

                                             1. Payment of interest to the
                                                holders of the Class A-1, Class
                                                A- 2, Class A-3, Class A-4 and
                                                Class X-1 (net of any Carryover
                                                Shortfall Amounts), and Class
                                                X-2 in an amount equal to their
                                                respective Pass-Through Rates
                                                (as described on page 2- 3
                                                hereof);

                                             2. Payment of principal to the
                                                holders of the Class A
                                                Certificates in an amount equal
                                                to the Senior Optimal Principal
                                                Amount;

                                             3. Payment of interest to the
                                                holders of the Class M-X (net of
                                                any Carryover Shortfall
                                                Amounts);

                                             4. Payment of principal in
                                                reduction of the Class M-X
                                                principal balance, if any, to
                                                zero.

                                             5. Payment of interest and
                                                principal sequentially to the
                                                Class Class M and Class B
                                                Certificates, in that order, so
                                                each of the Class M and Class B
                                                Certificates shall receive (a)
                                                interest at each class'
                                                respective Pass-Through Rate,
                                                and (b) such class' Allocable
                                                Share of the Subordinate Optimal
                                                Principal Distribution Amount.

                                             6. Payment of any Carryover
                                                Shortfall Amounts to the Class
                                                A- 1, Class A-4, Class M and
                                                Class B Certificates.

PREPAYMENT STEPDOWN TESTS:                   The Senior Certificates will be
                                             entitled to receive 100% of the
                                             prepayments collected on their
                                             respective mortgage loans until
                                             July 2015. The senior prepayment
                                             percentage for each loan group can
                                             be reduced to each group's
                                             respective Senior Percentage plus
                                             70%, 60%, 40%, 20% and 0% of the
                                             group's respective aggregate
                                             Subordinate Percentage over the
                                             next five years provided that (i)
                                             the principal balance of the
                                             mortgage loans 60 days or more
                                             delinquent, averaged over the last
                                             6 months, as a percentage of the
                                             aggregate Class Principal Balance
                                             of the related Subordinate
                                             Certificates of each such loan
                                             group does not exceed 50% and (ii)
                                             cumulative realized losses for such
                                             related mortgage loan group does
                                             not exceed 30%, 35%, 40%, 45% or
                                             50% for each test date.



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976  JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                             Notwithstanding the foregoing, if
                                             after 3 years the current related
                                             Subordinate Percentage is greater
                                             than or equal to two times the
                                             initial Subordinate Percentage for
                                             such group and (i) the principal
                                             balance of the Mortgage Loans 60
                                             days or more delinquent, averaged
                                             over the last 6 months, as a
                                             percentage of the Current Principal
                                             Amount of the related Subordinate
                                             Certificates does not exceed 50%
                                             and (ii) cumulative realized losses
                                             for the related Mortgage Loans do
                                             not exceed a) on or prior to July
                                             2008 20% or b) after July 2008 30%,
                                             then prepayments will be allocated
                                             on a pro rata basis.

                                             If doubling occurs prior to the
                                             third anniversary and the above
                                             delinquency and loss tests are met,
                                             then 50% of the subordinate
                                             prepayment percentage can be
                                             allocated to the subordinate
                                             classes.

ALLOCATION OF LOSSES:                        Realized Losses on Mortgage Loans
                                             will be allocated first to the most
                                             junior Class of Certificates
                                             outstanding, beginning with the
                                             Class B-6 Certificates, and then in
                                             reverse numerical order, until the
                                             Certificate Balance of each
                                             Subordinate Class has been reduced
                                             to zero. Thereafter, Realized
                                             Losses on the Mortgage Loans will
                                             be allocated pro rata to the Class
                                             A Certificates. Notwithstanding,
                                             losses otherwise allocable to the
                                             Class A-1 will be allocated to the
                                             Class A-2 until zero and then to
                                             the Class A- 1. Likewise, losses
                                             otherwise allocable to the Class
                                             A-3 Certificates will be allocated
                                             first to the Class A-4, until zero
                                             and then to the Class A-3
                                             Certificates.

CORRIDOR CAP CONTRACT:                       The issuer will benefit from an
                                             interest rate cap payments from the
                                             Yield Maintenance Provider pursuant
                                             to a corridor cap agreement (the
                                             "Corridor Cap Agreement") purchased
                                             with respect to the mortgage loans.
                                             The Corridor Cap Agreement is
                                             intended to partially mitigate the
                                             interest rate risk that could
                                             result from the difference between
                                             the Note Interest Rate on the Class
                                             A-1, Class A-4, Class M and Class B
                                             Certificates and the Net Rate Cap
                                             with respect to the mortgage loans.

                                             On each Distribution Date, payments
                                             under the Corridor Cap Agreement
                                             will be an amount equal to the
                                             product of (i) the excess of the
                                             minimum of (1) the then current
                                             1-Month LIBOR and (2) 10.50% for
                                             such Distribution Date over the
                                             strike rate, (ii) the lesser of (a)
                                             the Certificate Principal Balance
                                             of the respective class for such
                                             Distribution Date and (b) the
                                             notional balance based on a certain
                                             prepayment speed for such loans on
                                             such Distribution Date as set forth
                                             in Exhibit I, and (iii) the actual
                                             number of days in the corresponding
                                             accrual period divided by 360.



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

AGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

YIELD MAINTENANCE PROVIDER:                  An entity rated AAA/Aaa by
                                             S&P and Moody's (which may include
                                             an affiliate of the Depositor
                                             and/or Underwriter).

CLASS A-1 SUPPLEMENTAL CARRYOVER
RESERVE FUND:
                                             On the Closing Date, the Depositor
                                             will establish a Class A-1
                                             Supplemental Carryover Reserve
                                             Fund. For the first Distribution
                                             Date and the Class A-1
                                             Certificates, amounts in the Class
                                             A-1 Supplemental Carryover Reserve
                                             Fund will be used to cover any
                                             Carryover Shortfall Amounts
                                             allocable to such Certificates for
                                             the first interest accrual period.
                                             The Class A-1 Supplemental
                                             Carryover Reserve Fund will be
                                             sized to ensure that investors in
                                             the Class A-1 receive their LIBOR
                                             formula rate on the first
                                             distribution date. The reserve fund
                                             will be replenished from the
                                             Carryover Shortfall Reserve Fund on
                                             future Distribution Dates.

CLASS A-2 SUPPLEMENTAL RESERVE
FUND:                                        On the Closing Date, the Depositor
                                             will establish a Class A-2
                                             Supplemental Reserve Fund for the
                                             benefit of the Class A-2
                                             Certificateholders. The Class A-2
                                             Supplemental Reserve Fund will be
                                             sized to ensure Class A-2
                                             Certificateholders receive MTA +
                                             [2.30]% despite any of the
                                             underlying loans still being in
                                             their teaser period.



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------


                         EXHIBIT I - CORRIDOR CAP TERMS
                         ------------------------------


DISTRIBUTION                  NOTIONAL                   STRIKE
   DATE                       AMOUNT ($)                RATE (%)
------------               --------------               --------
25-Aug-05                  594,708,324.89                  NA
25-Sep-05                  580,928,137.81                  8.31
25-Oct-05                  570,115,081.18                  8.92
25-Nov-05                  559,670,267.67                  9.24
25-Dec-05                  549,710,874.27                  9.55
25-Jan-06                  539,947,552.53                  9.24
25-Feb-06                  530,376,278.97                  9.24
25-Mar-06                  520,993,115.74                 10.23
25-Apr-06                  511,794,208.72                  9.24
25-May-06                  502,775,785.74                  9.55
25-Jun-06                  493,934,154.73                  9.24
25-Jul-06                  485,265,701.98                  9.55
25-Aug-06                  476,669,388.97                  9.24
25-Sep-06                  468,234,073.80                  9.24
25-Oct-06                  459,965,617.92                  9.55
25-Nov-06                  451,860,582.42                  9.24
25-Dec-06                  443,915,601.88                  9.55
25-Jan-07                  436,127,382.70                  9.24
25-Feb-07                  428,492,701.54                  9.24
25-Mar-07                  421,008,403.79                 10.23
25-Apr-07                  413,636,584.96                  9.24
25-May-07                  406,410,396.65                  9.55
25-Jun-07                  399,326,840.92                  9.24
25-Jul-07                  392,382,983.81                  9.55
25-Aug-07                  385,494,533.36                  9.24
25-Sep-07                  378,736,031.13                  9.24
25-Oct-07                  372,112,181.46                  9.55
25-Nov-07                  365,620,191.12                  9.24
25-Dec-07                  359,257,326.84                  9.55
25-Jan-08                  353,019,232.83                  9.24
25-Feb-08                  345,671,475.98                  9.24
25-Mar-08                  338,209,852.14                  9.88
25-Apr-08                  330,924,445.10                  9.24
25-May-08                  323,811,077.09                  9.55
25-Jun-08                  316,807,770.56                  9.24
25-Jul-08                  309,877,483.68                  9.55
25-Aug-08                  302,744,751.74                  9.24
25-Sep-08                  295,390,702.76                  9.24



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION                      NOTIONAL               STRIKE
   DATE                          AMOUNT ($)              RATE (%)
------------                   --------------            --------
25-Oct-08                      288,213,704.23              9.55
25-Nov-08                      281,209,517.77              9.24
25-Dec-08                      274,374,006.10              9.55
25-Jan-09                      267,703,130.60              9.24
25-Feb-09                      261,192,949.00              9.24
25-Mar-09                      254,839,613.09             10.23
25-Apr-09                      248,639,366.44              9.24
25-May-09                      242,588,542.26              9.55
25-Jun-09                      236,683,561.26              9.24
25-Jul-09                      230,920,929.52              9.55
25-Aug-09                      225,297,236.53              9.24
25-Sep-09                      219,809,153.16              9.24
25-Oct-09                      214,453,429.72              9.55
25-Nov-09                      209,226,894.10              9.24
25-Dec-09                      204,126,449.89              9.55
25-Jan-10                      199,149,074.60              9.24
25-Feb-10                      194,291,817.89              9.24
25-Mar-10                      189,551,799.86             10.23
25-Apr-10                      184,926,209.36              9.24
25-May-10                      180,412,302.37              9.55
25-Jun-10                      176,007,400.38              9.24
25-Jul-10                      171,708,888.85              9.55
25-Aug-10                      167,514,215.69              9.24
25-Sep-10                      163,420,889.73              9.24
25-Oct-10                      159,426,479.34              9.55
25-Nov-10                      155,528,610.94              9.24
25-Dec-10                      151,724,967.68              9.55
25-Jan-11                      148,013,288.03              9.24
25-Feb-11                      144,391,364.51              9.24
25-Mar-11                      140,857,042.38             10.23
25-Apr-11                      137,408,218.38              9.24
25-May-11                      134,042,839.54              9.55
25-Jun-11                      130,758,901.90              9.24
25-Jul-11                      127,554,449.45              9.55
25-Aug-11                      124,427,572.91              9.24
25-Sep-11                      121,376,408.62              9.24
25-Oct-11                      118,399,137.50              9.55
25-Nov-11                      115,493,983.95              9.24
25-Dec-11                      112,659,214.83              9.55
25-Jan-12                      109,893,138.43              9.24
25-Feb-12                      107,194,103.50              9.24
25-Mar-12                      104,560,498.28              9.88
25-Apr-12                      101,990,749.57              9.24



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION                             NOTIONAL                        STRIKE
   DATE                                  AMOUNT ($)                     RATE (%)
------------                           --------------                   --------
25-May-12                              99,483,321.78                      9.55
25-Jun-12                              97,036,716.06                      9.24
25-Jul-12                              94,649,469.42                      9.55
25-Aug-12                              92,320,153.88                      9.24
25-Sep-12                              90,047,375.60                      9.24
25-Oct-12                              87,829,774.13                      9.55
25-Nov-12                              85,666,021.56                      9.24
25-Dec-12                              83,554,821.74                      9.55
25-Jan-13                              81,494,909.59                      9.24
25-Feb-13                              79,485,050.26                      9.24
25-Mar-13                              77,524,038.51                     10.23
25-Apr-13                              75,610,697.93                      9.24
25-May-13                              73,743,880.27                      9.55
25-Jun-13                              71,922,464.81                      9.24
25-Jul-13                              70,145,357.62                      9.55
25-Aug-13                              68,411,491.02                      9.24
25-Sep-13                              66,719,822.88                      9.24
25-Oct-13                              65,069,336.03                      9.55
25-Nov-13                              63,459,037.67                      9.24
25-Dec-13                              61,887,958.80                      9.55
25-Jan-14                              60,355,153.62                      9.24
25-Feb-14                              58,859,699.02                      9.24
25-Mar-14                              57,400,694.00                     10.23
25-Apr-14                              55,977,259.15                      9.24
25-May-14                              54,588,536.15                      9.55
25-Jun-14                              53,233,687.25                      9.24
25-Jul-14                              51,911,894.79                      9.55
25-Aug-14                              50,622,360.73                      9.24
25-Sep-14                              49,364,306.15                      9.24
25-Oct-14                              48,136,970.80                      9.55
25-Nov-14                              46,939,612.71                      9.24
25-Dec-14                              45,771,507.66                      9.55
25-Jan-15                              44,631,948.84                      9.24
25-Feb-15                              43,520,246.38                      9.24
25-Mar-15                              42,435,726.97                     10.23
25-Apr-15                              41,377,733.46                      9.24
25-May-15                              40,345,624.48                      9.55
25-Jun-15                              39,338,774.04                      9.24
25-Jul-15                              38,356,571.19                      9.55
25-Aug-15                              37,398,419.65                      9.24
25-Sep-15                              36,463,737.46                      9.24
25-Oct-15                              35,551,956.61                      9.55
25-Nov-15                              34,662,522.78                      9.24



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

DISTRIBUTION                             NOTIONAL                        STRIKE
   DATE                                  AMOUNT ($)                     RATE (%)
------------                           --------------                   --------
25-Dec-15                               33,794,894.92                    9.55
25-Jan-16                               32,948,545.01                    9.24
25-Feb-16                               32,122,957.70                    9.24
25-Mar-16                               31,317,630.03                    9.24



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus Supplement.

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                EXHIBIT II - AVAILABLE FUND CAP SCHEDULE
                                ----------------------------------------

                             CLASS A-1    CLASS A-4    CLASS M-1     CLASS M-2    CLASS M-3    CLASS M-4
                             EFFECTIVE    EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE    EFFECTIVE
DISTRIBUTION                  COUPON       COUPON       COUPON        COUPON       COUPON       COUPON
  DATE                          (%)          (%)          (%)           (%)          (%)          (%)
------------                 ---------    ---------    ---------     ---------    ---------    ---------
25-Aug-05                     3.79         3.90         3.05          3.05         3.05         3.05
25-Sep-05                    10.50        10.50        10.23         10.26        10.29        10.35
25-Oct-05                    10.50        10.50        10.45         10.46        10.47        10.49
25-Nov-05                    10.50        10.50        10.50         10.50        10.50        10.50
25-Dec-05                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jan-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Feb-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Mar-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Apr-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-May-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jun-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jul-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Aug-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Sep-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Oct-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Nov-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Dec-06                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jan-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Feb-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Mar-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Apr-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-May-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jun-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jul-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Aug-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Sep-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Oct-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Nov-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Dec-07                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jan-08                    10.50        10.50        10.50         10.50        10.50        10.50
25-Feb-08                    10.50        10.50        10.50         10.50        10.50        10.50
25-Mar-08                    10.50        10.50        10.50         10.50        10.50        10.50
25-Apr-08                    10.50        10.50        10.50         10.50        10.50        10.50
25-May-08                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jun-08                    10.50        10.50        10.50         10.50        10.50        10.50
25-Jul-08                    10.50        10.50        10.50         10.50        10.50        10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                                       14



STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
-----------------------------------------------------------------------------------------------------------

25-Aug-08                       10.50        10.50        10.50         10.50        10.50        10.50
25-Sep-08                       10.50        10.50        10.50         10.50        10.50        10.50

                             CLASS A-1    CLASS A-4    CLASS M-1     CLASS M-2    CLASS M-3    CLASS M-4
                             EFFECTIVE    EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE    EFFECTIVE
DISTRIBUTION                  COUPON       COUPON       COUPON        COUPON       COUPON       COUPON
  DATE                          (%)          (%)          (%)           (%)          (%)          (%)
------------                 ---------    ---------    ---------     ---------    ---------    ---------
25-Oct-08                       10.50        10.50        10.50         10.50        10.50        10.50
25-Nov-08                       10.50        10.50        10.50         10.50        10.50        10.50
25-Dec-08                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jan-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Feb-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Mar-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Apr-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-May-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jun-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jul-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Aug-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Sep-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Oct-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Nov-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Dec-09                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jan-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Feb-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Mar-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Apr-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-May-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jun-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jul-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Aug-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Sep-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Oct-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Nov-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Dec-10                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jan-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Feb-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Mar-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Apr-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-May-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jun-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Jul-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Aug-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Sep-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Oct-11                       10.50        10.50        10.50         10.50        10.50        10.50
25-Nov-11                       10.50        10.50        10.50         10.50        10.50        10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                                       15


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
-----------------------------------------------------------------------------------------------------------

25-Dec-11           10.50         10.50        10.50        10.50         10.50        10.50
25-Jan-12           10.50         10.50        10.50        10.50         10.50        10.50
25-Feb-12           10.50         10.50        10.50        10.50         10.50        10.50
25-Mar-12           10.50         10.50        10.50        10.50         10.50        10.50

                             CLASS A-1    CLASS A-4    CLASS M-1     CLASS M-2    CLASS M-3    CLASS M-4
                             EFFECTIVE    EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE    EFFECTIVE
DISTRIBUTION                  COUPON       COUPON       COUPON        COUPON       COUPON       COUPON
  DATE                          (%)          (%)          (%)           (%)          (%)          (%)
------------                 ---------    ---------    ---------     ---------    ---------    ---------
25-Apr-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-May-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jun-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jul-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-Aug-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-Sep-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-Oct-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-Nov-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-Dec-12                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jan-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Feb-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Mar-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Apr-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-May-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jun-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jul-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Aug-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Sep-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Oct-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Nov-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Dec-13                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jan-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Feb-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Mar-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Apr-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-May-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jun-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jul-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Aug-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Sep-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Oct-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Nov-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Dec-14                     10.50         10.50        10.50        10.50         10.50        10.50
25-Jan-15                     10.50         10.50        10.50        10.50         10.50        10.50
25-Feb-15                     10.50         10.50        10.50        10.50         10.50        10.50
25-Mar-15                     10.50         10.50        10.50        10.50         10.50        10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                                       16

STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------------------------------

25-Apr-15           10.50       10.50         10.50        10.50        10.50         10.50
25-May-15           10.50       10.50         10.50        10.50        10.50         10.50
25-Jun-15           10.50       10.50         10.50        10.50        10.50         10.50
25-Jul-15           10.50       10.50         10.50        10.50        10.50         10.50
25-Aug-15           10.50       10.50         10.50        10.50        10.50         10.50
25-Sep-15           10.50       10.50         10.50        10.50        10.50         10.50


                             CLASS A-1    CLASS A-4    CLASS M-1     CLASS M-2    CLASS M-3    CLASS M-4
                             EFFECTIVE    EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE    EFFECTIVE
DISTRIBUTION                  COUPON       COUPON       COUPON        COUPON       COUPON       COUPON
  DATE                          (%)          (%)          (%)           (%)          (%)          (%)
------------                 ---------    ---------    ---------     ---------    ---------    ---------
25-Oct-15                      10.50       10.50         10.50        10.50        10.50         10.50
25-Nov-15                      10.50       10.50         10.50        10.50        10.50         10.50
25-Dec-15                      10.50       10.50         10.50        10.50        10.50         10.50
25-Jan-16                      10.50       10.50         10.50        10.50        10.50         10.50
25-Feb-16                      10.50       10.50         10.50        10.50        10.50         10.50


                             CLASS M-5    CLASS M-6    CLASS B-1     CLASS B-2    CLASS B-3
                             EFFECTIVE    EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE
DISTRIBUTION                  COUPON       COUPON       COUPON        COUPON       COUPON
  DATE                          (%)          (%)          (%)           (%)          (%)
------------                 ---------    ---------    ---------     ---------    ---------
25-Aug-05                        3.05         3.05         3.05         3.05          3.05
25-Sep-05                       10.37        10.39        10.50        10.50         10.50
25-Oct-05                       10.50        10.50        10.50        10.50         10.50
25-Nov-05                       10.50        10.50        10.50        10.50         10.50
25-Dec-05                       10.50        10.50        10.50        10.50         10.50
25-Jan-06                       10.50        10.50        10.50        10.50         10.50
25-Feb-06                       10.50        10.50        10.50        10.50         10.50
25-Mar-06                       10.50        10.50        10.50        10.50         10.50
25-Apr-06                       10.50        10.50        10.50        10.50         10.50
25-May-06                       10.50        10.50        10.50        10.50         10.50
25-Jun-06                       10.50        10.50        10.50        10.50         10.50
25-Jul-06                       10.50        10.50        10.50        10.50         10.50
25-Aug-06                       10.50        10.50        10.50        10.50         10.50
25-Sep-06                       10.50        10.50        10.50        10.50         10.50
25-Oct-06                       10.50        10.50        10.50        10.50         10.50
25-Nov-06                       10.50        10.50        10.50        10.50         10.50
25-Dec-06                       10.50        10.50        10.50        10.50         10.50
25-Jan-07                       10.50        10.50        10.50        10.50         10.50
25-Feb-07                       10.50        10.50        10.50        10.50         10.50
25-Mar-07                       10.50        10.50        10.50        10.50         10.50
25-Apr-07                       10.50        10.50        10.50        10.50         10.50
25-May-07                       10.50        10.50        10.50        10.50         10.50
25-Jun-07                       10.50        10.50        10.50        10.50         10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.




                                       17



STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------------------------------

25-Jul-07                      10.50        10.50        10.50         10.50        10.50
25-Aug-07                      10.50        10.50        10.50         10.50        10.50
25-Sep-07                      10.50        10.50        10.50         10.50        10.50
25-Oct-07                      10.50        10.50        10.50         10.50        10.50
25-Nov-07                      10.50        10.50        10.50         10.50        10.50
25-Dec-07                      10.50        10.50        10.50         10.50        10.50
25-Jan-08                      10.50        10.50        10.50         10.50        10.50
25-Feb-08                      10.50        10.50        10.50         10.50        10.50
25-Mar-08                      10.50        10.50        10.50         10.50        10.50



                             CLASS M-5    CLASS M-6    CLASS B-1     CLASS B-2    CLASS B-3
                             EFFECTIVE    EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE
DISTRIBUTION                  COUPON       COUPON       COUPON        COUPON       COUPON
  DATE                          (%)          (%)          (%)           (%)          (%)
------------                 ---------    ---------    ---------     ---------    ---------
25-Apr-08                      10.50        10.50        10.50        10.50         10.50
25-May-08                      10.50        10.50        10.50        10.50         10.50
25-Jun-08                      10.50        10.50        10.50        10.50         10.50
25-Jul-08                      10.50        10.50        10.50        10.50         10.50
25-Aug-08                      10.50        10.50        10.50        10.50         10.50
25-Sep-08                      10.50        10.50        10.50        10.50         10.50
25-Oct-08                      10.50        10.50        10.50        10.50         10.50
25-Nov-08                      10.50        10.50        10.50        10.50         10.50
25-Dec-08                      10.50        10.50        10.50        10.50         10.50
25-Jan-09                      10.50        10.50        10.50        10.50         10.50
25-Feb-09                      10.50        10.50        10.50        10.50         10.50
25-Mar-09                      10.50        10.50        10.50        10.50         10.50
25-Apr-09                      10.50        10.50        10.50        10.50         10.50
25-May-09                      10.50        10.50        10.50        10.50         10.50
25-Jun-09                      10.50        10.50        10.50        10.50         10.50
25-Jul-09                      10.50        10.50        10.50        10.50         10.50
25-Aug-09                      10.50        10.50        10.50        10.50         10.50
25-Sep-09                      10.50        10.50        10.50        10.50         10.50
25-Oct-09                      10.50        10.50        10.50        10.50         10.50
25-Nov-09                      10.50        10.50        10.50        10.50         10.50
25-Dec-09                      10.50        10.50        10.50        10.50         10.50
25-Jan-10                      10.50        10.50        10.50        10.50         10.50
25-Feb-10                      10.50        10.50        10.50        10.50         10.50
25-Mar-10                      10.50        10.50        10.50        10.50         10.50
25-Apr-10                      10.50        10.50        10.50        10.50         10.50
25-May-10                      10.50        10.50        10.50        10.50         10.50
25-Jun-10                      10.50        10.50        10.50        10.50         10.50
25-Jul-10                      10.50        10.50        10.50        10.50         10.50
25-Aug-10                      10.50        10.50        10.50        10.50         10.50
25-Sep-10                      10.50        10.50        10.50        10.50         10.50
25-Oct-10                      10.50        10.50        10.50        10.50         10.50
25-Nov-10                      10.50        10.50        10.50        10.50         10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                                       18




STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------------------------------

25-Dec-10                      10.50        10.50        10.50        10.50         10.50
25-Jan-11                      10.50        10.50        10.50        10.50         10.50
25-Feb-11                      10.50        10.50        10.50        10.50         10.50
25-Mar-11                      10.50        10.50        10.50        10.50         10.50
25-Apr-11                      10.50        10.50        10.50        10.50         10.50
25-May-11                      10.50        10.50        10.50        10.50         10.50
25-Jun-11                      10.50        10.50        10.50        10.50         10.50
25-Jul-11                      10.50        10.50        10.50        10.50         10.50
25-Aug-11                      10.50        10.50        10.50        10.50         10.50
25-Sep-11                      10.50        10.50        10.50        10.50         10.50


                             CLASS M-5    CLASS M-6    CLASS B-1     CLASS B-2    CLASS B-3
                             EFFECTIVE    EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE
DISTRIBUTION                  COUPON       COUPON       COUPON        COUPON       COUPON
  DATE                          (%)          (%)          (%)           (%)          (%)
------------                 ---------    ---------    ---------     ---------    ---------
25-Oct-11                      10.50        10.50        10.50        10.50         10.50
25-Nov-11                      10.50        10.50        10.50        10.50         10.50
25-Dec-11                      10.50        10.50        10.50        10.50         10.50
25-Jan-12                      10.50        10.50        10.50        10.50         10.50
25-Feb-12                      10.50        10.50        10.50        10.50         10.50
25-Mar-12                      10.50        10.50        10.50        10.50         10.50
25-Apr-12                      10.50        10.50        10.50        10.50         10.50
25-May-12                      10.50        10.50        10.50        10.50         10.50
25-Jun-12                      10.50        10.50        10.50        10.50         10.50
25-Jul-12                      10.50        10.50        10.50        10.50         10.50
25-Aug-12                      10.50        10.50        10.50        10.50         10.50
25-Sep-12                      10.50        10.50        10.50        10.50         10.50
25-Oct-12                      10.50        10.50        10.50        10.50         10.50
25-Nov-12                      10.50        10.50        10.50        10.50         10.50
25-Dec-12                      10.50        10.50        10.50        10.50         10.50
25-Jan-13                      10.50        10.50        10.50        10.50         10.50
25-Feb-13                      10.50        10.50        10.50        10.50         10.50
25-Mar-13                      10.50        10.50        10.50        10.50         10.50
25-Apr-13                      10.50        10.50        10.50        10.50         10.50
25-May-13                      10.50        10.50        10.50        10.50         10.50
25-Jun-13                      10.50        10.50        10.50        10.50         10.50
25-Jul-13                      10.50        10.50        10.50        10.50         10.50
25-Aug-13                      10.50        10.50        10.50        10.50         10.50
25-Sep-13                      10.50        10.50        10.50        10.50         10.50
25-Oct-13                      10.50        10.50        10.50        10.50         10.50
25-Nov-13                      10.50        10.50        10.50        10.50         10.50
25-Dec-13                      10.50        10.50        10.50        10.50         10.50
25-Jan-14                      10.50        10.50        10.50        10.50         10.50
25-Feb-14                      10.50        10.50        10.50        10.50         10.50
25-Mar-14                      10.50        10.50        10.50        10.50         10.50
25-Apr-14                      10.50        10.50        10.50        10.50         10.50



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



                                       19





STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
------------------------------------------------------------------------------------------------------

25-May-14                 10.50        10.50        10.50        10.50         10.50
25-Jun-14                 10.50        10.50        10.50        10.50         10.50
25-Jul-14                 10.50        10.50        10.50        10.50         10.50
25-Aug-14                 10.50        10.50        10.50        10.50         10.50
25-Sep-14                 10.50        10.50        10.50        10.50         10.50
25-Oct-14                 10.50        10.50        10.50        10.50         10.50
25-Nov-14                 10.50        10.50        10.50        10.50         10.50
25-Dec-14                 10.50        10.50        10.50        10.50         10.50
25-Jan-15                 10.50        10.50        10.50        10.50         10.50
25-Feb-15                 10.50        10.50        10.50        10.50         10.50
25-Mar-15                 10.50        10.50        10.50        10.50         10.50



                        CLASS M-5    CLASS M-6    CLASS B-1     CLASS B-2    CLASS B-3
                        EFFECTIVE    EFFECTIVE    EFFECTIVE     EFFECTIVE    EFFECTIVE
DISTRIBUTION             COUPON       COUPON       COUPON        COUPON       COUPON
  DATE                     (%)          (%)          (%)           (%)          (%)
------------            ---------    ---------    ---------     ---------    ---------
25-Apr-15                 10.50        10.50        10.50        10.50         10.50
25-May-15                 10.50        10.50        10.50        10.50         10.50
25-Jun-15                 10.50        10.50        10.50        10.50         10.50
25-Jul-15                 10.50        10.50        10.50        10.50         10.50
25-Aug-15                 10.50        10.50        10.50        10.50         10.50
25-Sep-15                 10.50        10.50        10.50        10.50         10.50
25-Oct-15                 10.50        10.50        10.50        10.50         10.50
25-Nov-15                 10.50        10.50        10.50        10.50         10.50
25-Dec-15                 10.50        10.50        10.50        10.50         10.50
25-Jan-16                 10.50        10.50        10.50        10.50         10.50
25-Feb-16                 10.50        10.50        10.50        10.50         10.50




BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



                                       20



STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------------------------------------------------------

                                                  YIELD TABLES
                                                  ------------
CLASS A-1 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                3.88          3.88         3.89         3.89         3.89         3.89          3.89         3.89
AVG LIFE             7.85          5.57         4.19         3.28         2.64         2.18          1.54         1.14
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   11/25/2035   11/25/2035    6/25/2035    11/25/2032
PRIN WIN             364           364          364          364          364          364           359          328

CLASS A-4 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD               3.99          4.00         4.00         4.00         4.01         4.01          4.01         4.01
AVG LIFE            7.85          5.57         4.19         3.28         2.64         2.18          1.54         1.14
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035     5/25/2034    6/25/2028
PRIN WIN             364           364          364          364          360          360           346          275

CLASS M-1 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.11         4.11         4.11         4.11         4.12         4.12          4.12         4.13
AVG LIFE            13.46         9.83         7.53         6.18         5.30         4.59          3.66         2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035     5/25/2035    5/25/2030
PRIN WIN             364           364          364          364          360          360           358          298

CLASS M-2 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.16         4.16         4.16         4.17         4.17         4.17          4.18         4.18
AVG LIFE            13.46         9.83         7.53         6.18         5.30         4.59          3.66         2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035     4/25/2035    1/25/2030
PRIN WIN             364           364          364          364          360          360           357          294

CLASS M-3 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.21         4.21         4.22         4.22         4.22         4.22          4.23         4.24
AVG LIFE            13.46         9.83         7.53         6.18         5.30         4.59          3.66         2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035     12/25/2034   7/25/2029
PRIN WIN             364           364          364          364          360          360           353          288



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



                                       21



STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------------------------------------------------------
CLASS M-4 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.34          4.34         4.34         4.35         4.35         4.35         4.36          4.37
AVG LIFE            13.46          9.83         7.53         6.18         5.30         4.59         3.66          2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035    11/25/2034    6/25/2029
PRIN WIN              364           364          364          364          360          360          352           287

CLASS M-5 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.36         4.36         4.36         4.37         4.37         4.37         4.38          4.39
AVG LIFE            13.46         9.83         7.53         6.18         5.30         4.59         3.66          2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035    9/25/2034     4/25/2029
PRIN WIN              364          364          364          364          360          360          350           285

CLASS M-6 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.41         4.41         4.42         4.42         4.42         4.42         4.43          4.44
AVG LIFE            13.46         9.83         7.53         6.18         5.30         4.59         3.66          2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035    8/25/2034     3/25/2029
PRIN WIN             364           364          364          364          360          360          349           284

CLASS B-1 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                5.01          5.02         5.02         5.03         5.03         5.04         5.05          5.07
AVG LIFE            13.46         9.83         7.53         6.18         5.30         4.59         3.66          2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035    6/25/2034     1/25/2029
PRIN WIN             364           364          364          364          360          360          347           282

CLASS B-2 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                5.17         5.17         5.18         5.19         5.19         5.20         5.21          5.23
AVG LIFE            13.46         9.83         7.53         6.18         5.30         4.59         3.66          2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   11/25/2035   7/25/2035    7/25/2035    5/25/2034     11/25/2028
PRIN WIN             364           364          364          364          360          360          346           280

CLASS B-3 TO MATURITY
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD               5.74          5.75         5.76         5.76         5.77         5.78         5.80          5.82
AVG LIFE           13.46          9.83         7.53         6.18         5.30         4.59         3.66          2.94
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005
PRIN END          11/25/2035    11/25/2035   11/25/2035   10/25/2035   7/25/2035    7/25/2035    8/25/2033     4/25/2028
PRIN WIN            364           364          364          363          360          360          337           273




BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.




                                       22


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD               3.88          3.88         3.88         3.88         3.88         3.88          3.88         3.88
AVG LIFE            7.70          5.39         4.03         3.15         2.53         2.08          1.48         1.10
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN            264           199          154          123          101          84            62           46

CLASS A-4 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD               3.99          3.99         3.99         3.99         3.99         3.99          3.99         4.00
AVG LIFE            7.70          5.39         4.03         3.15         2.53         2.08          1.48         1.10
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN            264           199          154          123          101          84            62           46

CLASS M-1 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.10         4.10         4.10         4.10         4.10         4.10          4.11         4.11
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264           199          154          123          101          84            62           46

CLASS M-2 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.16         4.16         4.16         4.16         4.16         4.16          4.16         4.16
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264          199          154          123          101          84            62           46

CLASS M-3 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.21         4.21         4.21         4.21         4.21         4.21          4.21         4.21
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264           199          154          123          101          84            62           46

CLASS M-4 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.33          4.33         4.33         4.33         4.33         4.33          4.33         4.33
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264           199          154          123          101          84            62           46


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.



                                       23


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------------------------------------------------------
CLASS M-5 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.35         4.35         4.35         4.35         4.35         4.35          4.35         4.35
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264           199          154          123          101          84            62           46

CLASS M-6 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                4.40         4.40         4.40         4.40         4.40         4.40          4.41         4.40
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264           199          154          123          101          84            62           46

CLASS B-1 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                5.00         5.00         5.00         5.00         5.00         5.00          5.01         5.01
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264           199          154          123          101          84            62           46

CLASS B-2 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                5.16         5.16         5.16         5.16         5.16         5.16          5.16         5.16
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264           199          154          123          101          84            62           46

CLASS B-3 TO CALL
100-00            10.00% CPR    15.00% CPR 20.00% CPR     25.00% CPR   30.00% CPR   35.00% CPR 45.00% CPR 55.00% CPR
YIELD                5.73         5.73         5.73         5.73         5.73         5.73          5.73         5.73
AVG LIFE            13.14         9.44         7.17         5.85         5.00         4.30          3.38         2.64
PRIN START        8/25/2005     8/25/2005    8/25/2005    8/25/2005    8/25/2005    8/25/2005     8/25/2005    8/25/2005
PRIN END          7/25/2027     2/25/2022    5/25/2018    10/25/2015   12/25/2013   7/25/2012     9/25/2010    5/25/2009
PRIN WIN             264           199          154          123          101          84            62           46


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                                       24


STRUCTURED ASSET MORTGAGE INVESTMENTS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-AR4
COMPUTATIONAL MATERIALS: PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions
(parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear
Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976        JULY 26, 2005
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns'
Statement Regarding Assumptions as to Securities, Pricing Estimates and Other
Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.


                                       25